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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            reported): May 18, 2005


             Credit Suisse First Boston Mortgage Securities Corp.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                       333-121904              13-3320910
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(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)

     11 Madison Avenue,
     New York, New York                                             10010
    ---------------------                                         ----------
    (Address of principal                                         (Zip Code)
     executive offices)
       Registrant's telephone number, including area code (212) 325-2000
                                                          --------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8  -   Other Events
               ------------

Item 8.01      Other Events.
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Attached hereto as Exhibit 99.1 are the "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) prepared and provided to the Registrant by Credit Suisse First Boston LLC that are required to be filed pursuant to such letter. THe ABS Term Sheets, listed as Exhibit
99.1 hereto, are filed on Form SE dated May 24, 2005.

Section 9  -   Financial Statements and Exhibits
               ---------------------------------

Item 9.01      Financial Statements and Exhibits.
               ----------------------------------

(a) Financial statements of businesses acquired.
    --------------------------------------------

      Not applicable.

(b) Pro forma financial information.
    --------------------------------

      Not applicable.

(c) Exhibits.
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Exhibit No.    Description
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    99.1       ABS Term Sheets prepared by Credit Suisse First Boston LLC filed on Form SE dated May 24, 2005.





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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CREDIT SUISSE FIRST BOSTON MORTGAGE
                                            SECURITIES CORP.



                                            By: /s/ Jeffrey Altabef
                                                -------------------------------
                                                Name:  Jeffrey Altabef
                                                Title: Vice President





Dated:  May 24, 2005


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                                 EXHIBIT INDEX

     The following exhibits are filed herewith:


Exhibit No.
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99.1           ABS Term Sheets prepared by Credit Suisse First Boston LLC filed on Form SE dated May 24, 2005.


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                                 EXHIBIT 99.1
                                 ------------

  ABS Term Sheets prepared by Credit Suisse First Boston LLC filed on Form SE